Exhibit 10.1

Execution Version

April 14, 2022

Tuatara Capital Acquisition Corporation
655 Third Avenue, 8th Floor
New York, NY 10017

SpringBig, Inc.
621 NW 53rd Street, Ste. 250
Boca Raton, Florida 33487

Ladies and Gentlemen:

Re:  Amendment to Sponsor Letter Agreement

Reference is made to (i) that certain letter agreement, dated as of November 8, 2021 (the “Sponsor Letter Agreement”), by and among TCAC Sponsor, LLC, a Delaware limited liability company (“Sponsor”), Tautara Capital Acquisition Corporation, a Cayman Islands exempted company (including any successor entity thereto, including upon the Domestication, “Tuatara”) and SpringBig, Inc., a Delaware corporation (the “Company”) and (ii) that certain Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2022 (as amended, the “A&R Merger Agreement”) by and among Tuatara, HighJump Merger Sub, Inc., a Delaware corporation and a wholly owned direct Subsidiary of Tuatara (“Merger Sub”) and the Company.  Any capitalized term used but not defined herein will have the meanings ascribed thereto in the Sponsor Letter Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sponsor, the Company and Tuatara agree as follows:

1.           Section 3 of the Sponsor Letter Agreement is hereby deleted and the following is hereby substituted in its place:

3. Forfeiture of Founder Shares

(a)        Following the Domestication but prior to the Effective Time, Sponsor will forfeit 1,000,000 shares of its Surviving Pubco Common Stock.

(b)        In the event of the failure to achieve the Sponsor Earnout Condition, the Sponsor Contingent Shares shall be released, forfeited and transferred to Surviving Pubco without any consideration for such Transfer.

2.           Sections 6 through 12 of the Sponsor Letter Agreement shall apply mutatis mutandis to this Amendment to Sponsor Letter Agreement.

[signature page follows]

Sincerely,

TCAC SPONSOR, LLC

By:	/s/ Albert Foreman
Name: Albert Foreman
Title: Member

Email:	foreman@tuataracap.com
Address:	655 Third Avenue, 8th Floor
New York, NY 10017

Acknowledged and Agreed:

TUATARA CAPITAL ACQUISITION CORPORATION

By:	/s/ Albert Foreman
Name: Albert Foreman
Title: Chief Executive Officer

Acknowledged and Agreed:

SPRINGBIG, INC.

By:	/s/ Paul Sykes
Name: Paul Sykes
Title: Chief Financial Officer

[Signature Page to Amendment to Sponsor Letter Agreement]